Exhibit 15.2

ORDINARY MEETING OF STOCKHOLDERS OF LUXOTTICA GROUP S.p.A. April 24, 2015 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal, if any, presented by minority stockholder (List 3) Proposal, if any, presented by minority stockholder (List 4) (C) Determination of Board of Directors remuneration (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) 5. The election of the Board of Statutory Auditors for the fiscal years 2015-2017: (A) Election of the Statutory Auditors (Please select only one box from the list below) Proposal presented by majority stockholder (List 1) Proposal, if any, presented by minority stockholder (List 2) Proposal, if any, presented by minority stockholder (List 3) Proposal, if any, presented by minority stockholder (List 4) (B) Determination of Board of Statutory Auditors remuneration (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) 6. An advisory vote on the first section of the Company’s Remuneration Report in accordance with article 123-ter, paragraph 6 of Italian Legislative Decree no. 58/1998. ********************************************************************************************************************* Additions to the General Meeting Agenda, if any. Additional proposal, if any, presented by Board of Directors Additional proposal, if any, presented by stockholder (1) Additional proposal, if any, presented by stockholder (2) Additional proposal, if any, presented by stockholder (3) PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 1. The approval of the Statutory Financial Statements for the year ended December 31, 2014. 2. The allocation of net income, the distribution of dividends and further distribution of an extraordinary dividend. 3. Authorization to buy back shares and dispose of treasury shares pursuant to articles 2357 et seq. of the Italian Civil Code. Note: The proposals listed below correspond to stockholder proposals, which will be made available on the Company's website. Director and Statutory Auditor Nominee lists will be available at least 21 days before the General Meeting; proposals regarding the number of Directors, Directors' remuneration, Statutory Auditors' remuneration, and any additions to the General Meeting Agenda will be available at least 15 days before the General Meeting. Visit www.luxottica.com ->"Investor Relations"-> "Corporate Governance"-> "General Meeting". 4. The election of the Board of Directors for fiscal years 2015-2017: (A) Determination of the number of the members of the Board of Directors (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) (B) Election of the Directors (Please select only one box from the list below) Proposal presented by majority stockholder (List 1) Proposal, if any, presented by minority stockholder (List 2) NON-VOTING ITEM FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ORDINARY MEETING OF STOCKHOLDERS OF LUXOTTICA GROUP S.p.A. April 24, 2015 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EDT on April 17, 2015. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- COMPANY NUMBER ACCOUNT NUMBER Proposal, if any, presented by minority stockholder (List 3) Proposal, if any, presented by minority stockholder (List 4) (C) Determination of Board of Directors remuneration (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) 5. The election of the Board of Statutory Auditors for the fiscal years 2015-2017: (A) Election of the Statutory Auditors (Please select only one box from the list below) Proposal presented by majority stockholder (List 1) Proposal, if any, presented by minority stockholder (List 2) Proposal, if any, presented by minority stockholder (List 3) Proposal, if any, presented by minority stockholder (List 4) (B) Determination of Board of Statutory Auditors remuneration (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) 6. An advisory vote on the first section of the Company’s Remuneration Report in accordance with article 123-ter, paragraph 6 of Italian Legislative Decree no. 58/1998. ********************************************************************************************************************* Additions to the General Meeting Agenda,if any. Additional proposal, if any, presented by Board of Directors Additional proposal, if any, presented by stockholder (1) Additional proposal, if any, presented by stockholder (2) Additional proposal, if any, presented by stockholder (3) FOR AGAINST ABSTAIN 1. The approval of the Statutory Financial Statements for the year ended December 31, 2014. 2. The allocation of net income, the distribution of dividends and further distribution of an extraordinary dividend. 3. Authorization to buy back shares and dispose of treasury shares pursuant to articles 2357 et seq. of the Italian Civil Code. Note: The proposals listed below correspond to stockholder proposals, which will be made available on the Company's website. Director and Statutory Auditor Nominee lists will be available at least 21 days before the General Meeting; proposals regarding the number of Directors, Directors' remuneration, Statutory Auditors' remuneration, and any additions to the General Meeting Agenda will be available at least 15 days before the General Meeting. Visit www.luxottica.com ->"Investor Relations"-> "Corporate Governance"-> "General Meeting". 4. The election of the Board of Directors for fiscal years 2015-2017: (A) Determination of the number of the members of the Board of Directors (Please select only one box from the list below) Proposal presented by majority stockholder (1) Proposal, if any, presented by any other stockholder (2) Proposal, if any, presented by any other stockholder (3) Proposal, if any, presented by any other stockholder (4) (B) Election of the Directors (Please select only one box from the list below) Proposal presented by majority stockholder (List 1) Proposal, if any, presented by minority stockholder (List 2) NON-VOTING ITEM FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 LUXOTTICA GROUP S.p.A. Proxy for Ordinary Meeting of Stockholders on April 24, 2015 (Continued and to be signed on the reverse side.) 1.1